SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

 Date of Report (Date of earliest event reported)      April 14, 1998
                                                 --------------------------

                             FIRST UNION CORPORATION
             (Exact name of Registrant as specified in its charter)

      North Carolina              1-10000                     56-0898180
(State or other jurisdiction    (Commission                  (IRS Employer
     of incorporation)          File Number)                Identification No.)

        One First Union Center
      Charlotte, North Carolina                                28288-0013
(Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code          (704)374-6565


         (Former name or former address, if changed since last report.)

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Item 5. Other Events.

         On April 14, 1998, First Union Corporation issued a news release (the "News Release") announcing its earnings for the three-month period ended March 31, 1998. A copy of the News Release is being filed as Exhibit (99) to this report and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

         (c) Exhibits.

              (99)      The News Release.





                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                              FIRST UNION CORPORATION


         Date: April 15, 1998                 By: /s/ Kent S. Hathaway
                                                  ---------------------
                                                  Name: Kent S. Hathaway
                                                  Title: Senior Vice President



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                                  EXHIBIT INDEX


     Exhibit No.                                 Description

     (99)                                        The News Release.